Exhibit 99.1

Aimfinity Investment Corp. I enters into Definitive Merger Agreement with Taiwanese smart medical device developer Docter Inc.

Wilmington, Delaware, Oct. 16, 2023 (GLOBE NEWSWIRE) -- Aimfinity Investment Corp. I (“Aimfinity”) (NASDAQ: AIMAU), a Cayman Islands incorporated special purpose acquisition company listed on the Nasdaq Global Market, and Docter Inc. (“Docter”), a Taiwanese non-invasive blood glucose watch developer, today announced that they have entered a definitive merger agreement (the “Merger Agreement”) pursuant to which a newly established subsidiary of Aimfinity will become a publicly listed company combining Aimfinity and Docter (the “Combined Company”) upon the closing of the transaction contemplated therein (the “Proposed Transaction”). Upon closing, the Combined Company expects to list its ordinary shares on Nasdaq.

Since 2016, Docter, along with its subsidiary, Horn Enterprise Co., Ltd., has been developing a non-invasive blood sugar trend monitoring technology, alleviating the necessity for blood sampling. The company operates Docter brand watches and employs Docter Cloud platform technologies to facilitate health monitoring, vascular elasticity tracking, and myocardial infarction prediction. Additionally, Docter has made investments in the development of biological radar wave technology to cater to those requiring long-term care or individuals experiencing sub-optimal health.

In addition to this exciting transaction, Docter Inc. has recently announced that it has signed a Memorandum of Understanding (MOU) with Harvard Medical School for the purchase of 10,000 Docter watches. These watches will be utilized in a Harvard Medical School Long Covid research project, highlighting the growth potential of Docter Inc.'s technology in advanced medical research.

Management Comments

I-fa Chang, CEO of Aimfinity Investment Corp. I, comments on the transaction:

“We are genuinely excited to announce our merger with Docter Inc. Their focus on wearable devices has the potential to revolutionize healthcare, and this partnership allows us to be at the forefront of this transformation. By combining our resources and expertise, we believe this business combination will provide Docter Inc. and the Combined Company with the necessary support to further develop Docter’s groundbreaking wearable devices and introduce them to the public.”

Hsin-Ming Huang, CEO of Docter Inc. comments:

“Docter Inc. is committed to pushing the boundaries of what wearable devices can achieve in the realm of health and well-being. Our team is confident that, with the support of Aimfinity Investment Corp. I, we can continue to innovate and bring our revolutionary wearable technologies to a broader audience as a publicly traded company. We are thrilled to have found such outstanding partners as we embark on this new phase of our journey.”

Key Transaction Terms

As provided in the Merger Agreement, the merger consideration is $60,000,000, payable by newly-issued shares of the Combined Company valued at $10.00 per share. Additional earnout shares may be issuable to Docter stockholders after closing, upon achievement of certain sales targets in 2024 and 2025.

Following the closing, assuming no redemption by existing public shareholders of Aimfinity, the Aimfinity shareholders will have approximately 51.92% equity interest in the Combined Company and the Docter Stockholders will have approximately 48.08% equity interest in the Combined Company. If, however, there is a maximum redemptions of existing public shareholders of Aimfinity resulting in remaining balance of trust account of $5,000,000, the Aimfinity shareholders will have approximately 29.45% equity interest in the Combined Company and the Docter stockholders will have approximately 70.55% equity interest in the Combined Company.

The boards of directors of both Docter and Aimfinity have unanimously approved the Proposed Transaction, which is expected to be completed in the first quarter of 2024, subject to, among other things, approval by the Aimfinity shareholders and the Docter stockholders respectively, and satisfaction (or waiver, as applicable) of the conditions provided in the Merger Agreement, including regulatory approvals and other customary closing conditions, including a registration statement in connection with the Proposed Transaction being declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and the listing application being approved by the Nasdaq Capital Markets LLC.

Additional information about the Proposed Transaction, including a copy of the Merger Agreement, will be provided in a Current Report on Form 8-K to be filed by Aimfinity with the SEC and available at www.sec.gov. Additional information about the Proposed Transaction will be described in the Registration Statement, which Aimfinity and/or its subsidiary will file with the SEC.

Advisors

US Tiger Securities is serving as M&A and Capital Markets advisor and Robinson & Cole LLP is serving as legal advisor to Aimfinity. Winston & Strawn LLP is serving as legal advisor to Docter.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Aimfinity and Docter to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Docter or Aimfinity; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Aimfinity’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Docter to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii): risks relating to the medical device industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the prospectus filed on April 26, 2022 relating to Aimfinity’s initial public offering, the annual report of Aimfinity on Form 10-K for the fiscal year ended on December 31, 2022, filed on April 17, 2023, and in the Registration Statement/proxy statement that will be filed with the SEC by Aimfinity and/or its affiliates in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Aimfinity, Docter, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Aimfinity or Docter, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Aimfinity and Docter, and certain shareholders of Aimfinity, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Aimfinity ordinary shares in respect of the proposed transaction. Information about Aimfinity’s directors and executive officers and their ownership of Aimfinity ordinary shares is set forth in the 10-K Annual Report filed on April 17, 2023 and filed with the SEC as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of that filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement/proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Docter and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Aimfinity in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement/proxy statement pertaining to the proposed transaction when it becomes available for the proposed business combination.

Contacts

Aimfinity Investment Corp. I:

I-Fa Chang, CEO

221 W 9th St, PMB 235

Wilmington, Delaware 19801

Docter Inc.:

Investor Relations

ir@docter.one

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